UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2010

HEPALIFE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-29819	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Third Avenue Suite 1801 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 218-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by HepaLife Technologies, Inc. (“HepaLife”) on May 17, 2010, HepaLife’s board of directors (the “Board”) appointed Richard Rosenblum to the Board effective upon the consummation of the merger (the “Merger”) contemplated pursuant to that certain Agreement and Plan of Merger, dated as of May 11, 2010,  by and among HepaLife, HT Acquisition Corp. and AquaMed Technologies, Inc. (“AquaMed”).  Subsequent to this appointment, the Board and Mr. Rosenblum determined that Mr. Rosenblum would not accept this appointment to the Board until HepaLife satisfied the notice requirements to its shareholders pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  On May 21, 2010, HepaLife filed with the SEC an Information Statement on Schedule 14F-1 (the “Information Statement”) pursuant to Rule 14f-1 under the Exchange Act regarding the change in the composition of the Board.  On May 27, 2010, HepaLife mailed this Information Statement to its shareholders.  Accordingly, effective June 7, 2010 upon satisfaction of the notice requirements of Rule 14f-1 under the Exchange Act, Mr. Rosenblum has accepted his appointment to the Board.

On February 2, 2009, AquaMed issued 201,695 shares of its Series A Preferred Stock to Harborview Master Fund, L.P. in exchange for Harborview Master Fund, L.P. contributing to AquaMed (i) $2,373,754.03 of Senior Secured Convertible Promissory Notes originally issued by Aquamatrix, Inc., a Delaware corporation and AquaMed’s predecessor (“Aquamatrix”), and (ii) $205,419.32 of Bridge Notes originally issued by Aquamatrix.

On August 26, 2009, AquaMed issued 19,531 shares of its Series B Preferred Stock to Harborview Master Fund, L.P. in exchange for $249,995.80.

On May 10, 2010, AquaMed issued 19,531 shares of its Series B Preferred Stock to Harborview Value Master Fund, L.P. in exchange for $249,995.80.

Richard Rosenblum holds a 50% interest and is a managing member of Harborview Advisors, LLC, the investment manager of Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P.  Mr. Rosenblum disclaims beneficial ownership of the shares of Hepalife common stock held by Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., except to the extent of any pecuniary interest in the securities.

On May 10, 2010, AquaMed paid Harborview Capital Management, LLC, with respect to which Richard Rosenblum holds a 50% interest and is a managing member, a one time fee of $250,000 as consideration for Harborview Capital Management, LLC’s time, efforts and services in sourcing, negotiating and structuring the Merger on behalf of AquaMed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

Dated: June 11, 2010	By:	/s/ Steven C. Berger
		Name:	Steven C. Berger
		Title:	Chief Financial Officer